UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2009
American Locker Group Incorporated
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-439	16-0338330
(State of Incorporation)	(Commission File Number)	(IRS employer identification no.)
815 S. Main Street
Grapevine, Texas 76051
(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code:	(817) 329-1600
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.
     On February 25, 2009, American Locker Group Incorporated (the “Company”) issued a press release, which is attached hereto as Exhibit 99.1 and incorporated herein by reference, announcing that the City of Grapevine had decided to take no further action regarding its proposed purchase of the Company’s manufacturing facility and corporate headquarters and detailing the Company’s efforts to cope with the effects of the current credit crisis and to obtain additional liquidity. The press release also notes that, if the Company is unsuccessful in obtaining additional liquidity, it might be forced to seek protection under Chapter 11 of the United States Bankruptcy Code.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Press release, dated February 25, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN LOCKER GROUP INCORPORATED
Date: February 27, 2009	By:	/s/ Paul Zaidins
		Name:	Paul Zaidins
		Title:	President, Chief Operating Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated February 25, 2009.